EXHIBIT 8 LIST OF SUBSIDIARIES

	COMPANY NAME	REGISTERED OFFICE ADDRESS
1	65 WILLIS LANE, INC.	CORPORATION SERVICE COMPANY, 80 STATE STREET, ALBANY NY 12207-2543 USA
2	ADRIAN ASSOCIATES L.P.	535 BOYLSTON STREET, BOSTON MA 02116 USA
4	ALBERTA NORTHEAST GAS LTD	100 CUMMINGS CENTER, SUITE 457G, BEVERLEY MA 01915 USA
5	ARLINGTON ASSOCIATES LP	535 BOYLSTON STREET, BOSTON MA 02116 USA
6	ASSETHALL LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
7	BARD, RAO & ATHNAS CONSULTING ENGINEERS, LLC	THE ARSENAL ON THE CHARLES, 311 ARSENAL STREET, WATERTOWN MA 02472 USA
8	BEEGAS NOMINEES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
9	BIRCH SITES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
10	BLACKWATER A LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
11	BLACKWATER B LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
12	BLACKWATER C LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
13	BLACKWATER D LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
14	BLACKWATER E LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
15	BLACKWATER H LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
16	BLACKWATER J LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
17	BLUE-NG (HOLDINGS) LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
18	BLUE-NG LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
19	BOSTON GAS COMPANY	52 SECOND AVENUE WALTHAM MA 02451 USA
20	BOTOFOGA LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
21	BRITISH TRANSCO CAPITAL, INC.	CT CORPORATION, CORPORATION TRUST CENTER , 1209 ORANGE STREET, WILMINGTON, DELAWARE, 19801, USA
22	BRITISH TRANSCO FINANCE (NO 1) LIMITED	C/O MAPLES AND CALDER, UGLAND HOUSE,, SOUTH GEORGE STREET, GEORGE TOWN, GRAND CAYMAN, P O BOX 309 GT, CAYMAN ISLANDS
23	BRITISH TRANSCO FINANCE (NO 2) LIMITED	C/O MAPLES AND CALDER, UGLAND HOUSE,, SOUTH GEORGE STREET, GEORGE TOWN, GRAND CAYMAN, P O BOX 309 GT, CAYMAN ISLANDS
24	BRITISH TRANSCO FINANCE (NO 3) LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
25	BRITISH TRANSCO FINANCE (NO 5) LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
26	BRITISH TRANSCO FINANCE, INC.	CT CORPORATION, CORPORATION TRUST CENTER , 1209 ORANGE STREET, WILMINGTON, DELAWARE, 19801, USA

27	BRITISH TRANSCO INTERNATIONAL FINANCE BV	SCHOUWBURGPLEIN 30-34, ROTTERDAM 3012 CL, THE NETHERLANDS
28	BRITNED DEVELOPMENT LIMITED	1-3 STRAND, LONDON, WC2N 5EH
29	BROKEN BRIDGE CORP.	LAWYERS INCORPORATING SERVICE 14 CENTRE STREET CONCORD NH 03301
30	BSC CO LIMITED	1-3 STRAND, LONDON, WC2N 5EH
31	C4GAS SAS	PARK ATRIUM, 11 RUE DES COLONIES, 1000 BRUSSELS, BELGIUM
32	COLONIAL GAS COMPANY	52 SECOND AVENUE WALTHAM MA 02451 USA
33	CONNECTICUT YANKEE ATOMIC POWER COMPANY	362 INJUN HOLLOW ROAD, EAST HAMPTON, CT 006424-3099, UNITED STATES
34	DIRECT GLOBAL POWER, INC	1462 ERIE BOULEVARD SCHENECTADY NY 12305 USA
35	EASTERN ASSOCIATED SECURITIES CORP.	52 SECOND AVENUE WALTHAM MA 02451 USA
36	EASTERN RIVERMOOR COMPANY, INC	52 SECOND AVENUE WALTHAM MA 02451 USA
37	NATIONAL GRID UK PENSION SERVICES LIMITED (PREVIOUSLY KNOWN AS EASTLANDS (BENEFITS ADMINISTRATION) LIMITED)	1 – 3 STRAND, LONDON, WC2N 5EH
38	ELEXON LIMITED	4TH FLOOR, 350 EUSTON ROAD, LONDON, NW1 3AW
39	ENERGIS PLC	1 MORE LONDON PLACE LONDON SE1 2AF
40	ENERGYNORTH NATURAL GAS, INC.	LAWYERS INCORPORATING SERVICE 14 CENTRE STREET CONCORD NH 03301
41	ENPORIAN, INC	TWO HARBOUR PLACE, 302 KNIGHTS RUN AVENUE, TAMPA FL 33602 USA
42	ESSEX GAS COMPANY	CORPORATION SERVICE COMPANY 84 STATE STREET BOSTON MA 02109
43	EUA ENERGY INVESTMENT CORPORATION	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
44	EUA FRC II ENERGY ASSOCIATES	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
45	EVIONYX, INC.	85 EXECUTIVE BOULEVARD, ELMSFORD NY 10523
46	FIRSTPOINT ENERGY CORPORATION	C/O THE COMPANY CORPORATION, 2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON, DE 19808, UNITED STATES
47	FULCRUM CONNECTIONS (EMPLOYERS) LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
48	FULCRUM CONNECTIONS LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
49	FULCRUM GAS SERVICES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
50	FULCRUM GROUP HOLDINGS LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
51	FULCRUM INFRASTRUCTURE SERVICES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
52	FULCRUM PIPELINES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
53	GRANITE STATE ELECTRIC COMPANY	9 LOWELL ROAD, SALEM, NEW HAMPSHIRE, USA
54	GRIDAMERICA HOLDINGS INC.	2711 CENTERVILLE ROAD, WILMINGTON, DELAWARE, USA

55	GRIDCOM LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
56	HOLDCO PARTICIPACOES LTDA	PRAIA DE BOTAFOGO, NO 300-50 ANDAR, SALA 1301 (PARTE), RIO DE JANEIRO, RJ, BRAZIL
57	HONEOYE STORAGE CORPORATION	4511 EGYPT ROAD, CANANDAIGUA NY 14424 USA
58	INTELIG TELECOMUNICACOES LTDA	PRAIA DE BOTAFOGO, NO 370, BOTAFOGO, RIO DE JANEIRO, BRAZIL
59	INVERSIONES ABC LIMITADA	AVENIDA DEL CONDOR 760, HUECHURABA, SANTIAGO, CHILE
60	IROQUOIS GAS TRANSMISSION SYSTEM L.P.	ONE CORPORATE DRIVE, SUITE 606, SHELTON CT 06448 USA
61	IROQUOIS PIPELINE OPERATING COMPANY	1 CORPORATE DRIVE SUITE 600 SHELTON CT06484
62	ISLAND ENERGY SERVICES COMPANY, INC.	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
63	ISLANDER EAST PIPELINE COMPANY, LLC	70 EAST JOHNSON AVENUE CHESHIRE CT06410
64	JOINT RADIO COMPANY LIMITED	UNIT 108 THE BLACKFRIARS FOUNDRY, 156 BLACKFRIARS ROAD, LONDON, SE1 8EN
65	JVCO PARTICIPACOES LTDA	PRAIA DE BOTAFOGO, NO 300-50 ANDAR, SALA 1301 (PARTE), RIO DE JANEIRO, RJ, BRAZIL
66	KEDC HOLDINGS CORP.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
67	KEYSPAN (U.K.)	20-22 BEDFORD ROW, LONDON WC1R 4JS
68	KEYSPAN C.I., LTD	ONE METROTECH CENTER, BROOKLYN NY11201 USA
69	KEYSPAN C.I. II, LTD	ONE METROTECH CENTER, BROOKLYN NY11201 USA
70	KEYSPAN CI MIDSTREAM LIMITED	ONE METROTECH CENTER, BROOKLYN NY11201 USA
71	KEYSPAN COMMUNICATIONS CORP.	1377 MOTOR PARKWAY, SUITE 206, ISLANDIA NY11749 USA
72	KEYSPAN CORPORATE SERVICES LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
73	KEYSPAN CORPORATION	ONE METROTECH CENTER, BROOKLYN NY11201 USA
74	KEYSPAN ELECTRIC SERVICES LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
75	KEYSPAN ENERGY CORPORATION	ONE METROTECH CENTER, BROOKLYN NY11201 USA
76	KEYSPAN ENERGY DEVELOPMENT CO.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
77	KEYSPAN ENERGY MANAGEMENT, LLC	119 GREEN STREET, BROOKLYN NY11222 USA
78	KEYSPAN ENERGY SERVICES INC.	303 MERRICK ROAD, SUITE 501, LYNBROOK NY11563 USA
79	KEYSPAN ENERGY SERVICES NEW JERSEY, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
80	KEYSPAN ENERGY SOLUTIONS, LLC	14-04 111 STREET, COLLEGE POINT NY11356 USA
81	KEYSPAN ENERGY SUPPLY, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
82	KEYSPAN ENERGY TRADING SERVICES LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
83	KEYSPAN ENGINEERING ASSOCIATES, INC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
84	KEYSPAN ENGINEERING & SURVEY, INC.	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
85	KEYSPAN EXPLORATION AND PRODUCTION, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
86	KEYSPAN GAS EAST CORPORATION	ONE METROTECH CENTER, BROOKLYN NY11201 USA

87	KEYSPAN GENERATION LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
88	KEYSPAN-GLENWOOD ENERGY CENTER, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
89	KEYSPAN HOME ENERGY SERVICES, LLC	ONE CHAPIN ROAD, P.O. BOX 2018, PINE BROOK NJ 07058
90	KEYSPAN HOME ENERGY SERVICES (NEW ENGLAND), LLC	62 SECOND AVENUE, BURLINGTON MA 01803 USA
91	KEYSPAN IGTS CORP.	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
92	KEYSPAN INSURANCE COMPANY	ONE METROTECH CENTER, BROOKLYN NY11201 USA
93	KEYSPAN INTERNATIONAL CORPORATION	ONE METROTECH CENTER, BROOKLYN NY11201 USA
94	KEYSPAN ISLANDER EAST PIPELINE, LLC	CORPORATION SERVICE COMPANY 2711 CENTERVILLE ROAD SUITE 400 COUNTY OF NEW CASTLE WILMINGTON DELAWARE 19808
95	KEYSPAN LNG GP, LLC	CORPORATION SERVICE COMPANY 2711 CENTERVILLE ROAD SUITE 400 COUNTY OF NEW CASTLE WILMINGTON DELAWARE 19808
96	KEYSPAN LNG, LP	ONE METROTECH CENTER, BROOKLYN NY11201 USA
97	KEYSPAN LNG LP, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
98	KEYSPAN LUXEMBOURG S.A.R.L.	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
99	KEYSPAN MHK, INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
100	KEYSPAN MIDSTREAM INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
101	KEYSPAN MILLENNIUM, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
102	KEYSPAN NEW ENGLAND, LLC	52 SECOND AVENUE WALTHAM MA 02451 USA
103	KEYSPAN NORTH EAST VENTURES INC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
104	KEYSPAN PLUMBING & HEATING SOLUTIONS, LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
105	KEYSPAN PLUMBING SOLUTIONS, INC.	222-40 96TH AVENUE, QUEENS VILLAGE NY 11429
106	KEYSPAN-PORT JEFFERSON ENERGY CENTER, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
107	KEYSPAN-RAVENSWOOD, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
108	KEYSPAN RAVENSWOOD SERVICES CORP.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
109	KEYSPAN SERVICES, INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
110	KEYSPAN TECHNOLOGIES INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
111	KEYSPAN TELEMETRY SOLUTIONS, LLC	CORPORATION SERVICE COMPANY 2711 CENTERVILLE ROAD SUITE 400 COUNTY OF NEW CASTLE WILMINGTON DELAWARE 19808
112	KEYSPAN UTILITY SERVICES LLC	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
113	KSI CONTRACTING, LLC	67 B MOUNTAIN BOULEVARD EXT. WARREN NJ 07059 USA
114	KSI ELECTRICAL, LLC	67 B MOUNTAIN BOULEVARD EXT. WARREN NJ 07059 USA
115	KSI MECHANICAL, LLC	67 B MOUNTAIN BOULEVARD EXT. WARREN NJ 07059 USA
116	KSNE, LLC	52 SECOND AVENUE WALTHAM MA 02451 USA
117	LAND MANAGEMENT AND DEVELOPMENT, INC	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
118	LANDRANCH LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH

119	LANDWEST, INC	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
120	LATTICE ENERGY SERVICES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
121	LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
122	LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
123	LATTICE GROUP PLC	1 – 3 STRAND, LONDON, WC2N 5EH
124	LATTICE GROUP TRUSTEES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
125	LATTICE OPSCO LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
126	LATTICE TELECOM FINANCE (NO 1) LIMITED	15 – 19 ATHOL STREET, DOUGLAS, ISLE OF MAN, IM1 1LB
127	MAINE YANKEE ATOMIC POWER COMPANY	EDISON DRIVE, AUGUST, ME 04330, UNITED STATES
128	MAINSTREAM FORTY-SEVEN LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
129	MARQUEZ DEVELOPMENT CORP.	175 EAST OLD COUNTRY ROAD, HICKSVILLE NY 11801 USA
130	MASSACHUSETTS ELECTRIC COMPANY	55 BEARFOOT ROAD, NORTHBOROUGH MA 01532, UNITED STATES
131	MELMAR LIMITED	THIRD FLOOR, ST. GEORGE’S COURT, UPPER CHURCH STREET, DOUGLAS, ISLE OF MAN, IM1 1EE
132	METRO ENERGY, L.L.C.	119 GREEN STREET, BROOKLYN NY11222 USA
133	METROWEST REALTY LLC	THE CORPORATION TRUST COMPANY, CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON, DELAWARE, USA
134	MILLENNIUM PIPELINE COMPANY, LLC	ONE METROTECH CENTER, BROOKLYN NY11201 USA
135	MYHOMEGATE, INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
136	MYHOMEKEY.COM, INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
137	MYSTIC STEAMSHIP CORPORATION	ONE METROTECH CENTER, BROOKLYN NY11201 USA
138	NANTUCKET ELECTRIC COMPANY	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
139	NATGRID FINANCE HOLDINGS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
140	NATGRID FINANCE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
141	NATGRID INVESTMENTS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
142	NATGRID LIMITED	1-3 STRAND, LONDON, WC2N 5EH
143	NATGRID ONE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
144	NATIONAL GRID (IOM) UK LTD	2ND FLOOR, SIXTY CIRCULAR ROAD, DOUGLAS, ISLE OF MAN, IM1 1SA
145	NATIONAL GRID (IRELAND) 1 LIMITED	25/28 NORTH WALL QUAY, DUBLIN 1, REPUBLIC OF IRELAND
146	NATIONAL GRID (IRELAND) 2 LIMITED	25/28 NORTH WALL QUAY, DUBLIN 1
147	NATIONAL GRID (SOUTHALL) GENERAL PARTNER LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
148	NATIONAL GRID (SOUTHALL) LP LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
149	NATIONAL GRID (US) HOLDINGS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
150	NATIONAL GRID (US) INVESTMENTS	1-3 STRAND, LONDON, WC2N 5EH
151	NATIONAL GRID (US) INVESTMENTS 2	1-3 STRAND, LONDON, WC2N 5EH

152	NATIONAL GRID (US) INVESTMENTS 3	1-3 STRAND, LONDON, WC2N 5EH
153	NATIONAL GRID (US) INVESTMENTS 4 LIMITED	1-3 STRAND, LONDON, WC2N 5EH
154	NATIONAL GRID (US) PARTNER 1 LIMITED	1-3 STRAND, LONDON, WC2N 5EH
155	NATIONAL GRID (US) PARTNER 2 LIMITED	1-3 STRAND, LONDON, WC2N 5EH
156	NATIONAL GRID AUSTRALIA PTY LTD	LEVEL 21, 140 WILLIAM STREET MELBOURNE AUSTRALIA
157	NATIONAL GRID BLUE POWER FINANCE LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
158	NATIONAL GRID BLUE POWER LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
159	NATIONAL GRID BRAZIL B.V.	1 – 3 STRAND, LONDON, WC2N 5EH
160	NATIONAL GRID BRAZIL FINANCE	1-3 STRAND, LONDON, WC2N 5EH
161	NATIONAL GRID BRAZIL TRANSMISSION B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
162	NATIONAL GRID CHILE B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
163	NATIONAL GRID COMMERCIAL HOLDINGS LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
164	NATIONAL GRID EIGHT	1-3 STRAND, LONDON, WC2N 5EH
165	NATIONAL GRID EIGHTEEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
166	NATIONAL GRID ELECTRICITY TRANSMISSION PLC	1-3 STRAND, LONDON, WC2N 5EH
167	NATIONAL GRID ELEVEN	1-3 STRAND, LONDON, WC2N 5EH
168	NATIONAL GRID FIFTEEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
169	NATIONAL GRID FINANCE B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
170	NATIONAL GRID FIVE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
171	NATIONAL GRID FOUR LIMITED	1-3 STRAND, LONDON, WC2N 5EH
172	NATIONAL GRID FOURTEEN LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
173	NATIONAL GRID GAS FINANCE (NO 1) PLC	1 – 3 STRAND, LONDON, WC2N 5EH
174	NATIONAL GRID GAS HOLDINGS PLC	1 – 3 STRAND, LONDON, WC2N 5EH
175	NATIONAL GRID GAS PLC	1 – 3 STRAND, LONDON, WC2N 5EH
176	NATIONAL GRID GOLD LIMITED	1-3 STRAND, LONDON, WC2N 5EH
177	NATIONAL GRID GRAIN LNG LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
178	NATIONAL GRID HOLDINGS B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
179	NATIONAL GRID HOLDINGS INC.	CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, COUNTY OF NEW CASTLE, CITY OF WILMINGTON DE 19808, UNITED STATES
180	NATIONAL GRID HOLDINGS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
181	NATIONAL GRID HOLDINGS ONE PLC	1-3 STRAND, LONDON, WC2N 5EH
182	NATIONAL GRID HOLDINGS PTY LIMITED(PREVIOUSLY KNOWN AS NATIONAL GRID BASSLINK PTY LIMITED)	LEVEL 21, 140 WILLIAM STREET MELBOURNE AUSTRALIA
183	NATIONAL GRID HOLLAND LIMITED	1-3 STRAND, LONDON, WC2N 5EH

184	NATIONAL GRID INDIA B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
185	NATIONAL GRID INDUS B.V.	1-3 STRAND, LONDON, WC2N 5EH
186	NATIONAL GRID INSURANCE COMPANY (IRELAND) LIMITED	38/39 FITZWILLIAM SQUARE, DUBLIN 2, REPUBLIC OF IRELAND
187	NATIONAL GRID INSURANCE COMPANY (ISLE OF MAN) LIMITED	THIRD FLOOR, JUBILEE BUILDINGS, VICTORIA STREET, DOUGLAS, ISLE OF MAN, IM1 2LR
188	NATIONAL GRID INTERCONNECTORS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
189	NATIONAL GRID INTERNATIONAL LIMITED	1-3 STRAND, LONDON, WC2N 5EH
190	NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED	WHITELEY CHAMBERS, DON STREET, ST HELIER, JERSEY
191	NATIONAL GRID JERSEY INVESTMENTS LIMITED	WHITELEY CHAMBERS, DON STREET,, ST. HELIER, , JERSEY, CHANNEL ISLANDS, JE4 9WG
192	NATIONAL GRID JERSEY INVESTMENTS TWO LIMITED	WHITELEY CHAMBERS, DON STREET,, ST. HELIER, , JERSEY, CHANNEL ISLANDS, JE4 9WG
193	NATIONAL GRID LAND AND PROPERTIES LIMITED	1-3 STRAND, LONDON, WC2N 5EH
194	NATIONAL GRID LAND DEVELOPMENTS LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
195	NATIONAL GRID LAND INVESTMENTS LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
196	NATIONAL GRID MANQUEHUE B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
197	NATIONAL GRID METERING LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
198	NATIONAL GRID MIDDLE EAST FZCO	DUBAI AIRPORT, FREE ZONE AUTHORITY, DUBAI, UNITED ARAB EMIRATES
199	NATIONAL GRID NETHERLANDS ONE B.V.	1-3 STRAND, LONDON, WC2N 5EH
200	NATIONAL GRID NETHERLANDS THREE B.V.	1-3 STRAND, LONDON, WC2N 5EH
201	NATIONAL GRID NETHERLANDS TWO B.V.	1-3 STRAND, LONDON, WC2N 5EH
202	NATIONAL GRID NINE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
203	NATIONAL GRID NINETEEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
204	NATIONAL GRID ONE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
205	NATIONAL GRID OVERSEAS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
206	NATIONAL GRID OVERSEAS TWO LIMITED	1-3 STRAND, LONDON, WC2N 5EH
207	NATIONAL GRID POLAND B.V.	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
208	NATIONAL GRID PROCUREMENT BV	ROKIN 55, 1012 KK AMSTERDAM, NETHERLANDS
209	NATIONAL GRID PROPERTY (HIGH WYCOMBE) LIMITED	1-3 STRAND, LONDON, WC2N 5EH
210	NATIONAL GRID PROPERTY (NORTHAMPTON) LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
211	NATIONAL GRID PROPERTY (NORTHFLEET) LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
212	NATIONAL GRID PROPERTY (TAUNTON) LIMITED	1-3 STRAND, LONDON, WC2N 5EH
213	NATIONAL GRID PROPERTY (WARWICK) LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH

214	NATIONAL GRID PROPERTY DEVELOPMENTS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
215	NATIONAL GRID PROPERTY HOLDINGS LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
216	NATIONAL GRID PROPERTY LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
217	NATIONAL GRID PROPERTY NOMINEES (NO 1) LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
218	NATIONAL GRID PROPERTY NOMINEES (NO 2) LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
219	NATIONAL GRID PROPERTY REGENERATION LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
220	NATIONAL GRID SEVEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
221	NATIONAL GRID SEVENTEEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
222	NATIONAL GRID SIX LIMITED	1-3 STRAND, LONDON, WC2N 5EH
223	NATIONAL GRID SIXTEEN LIMITED	1-3 STRAND, LONDON, WC2N 5EH
224	NATIONAL GRID TEN	1-3 STRAND, LONDON, WC2N 5EH
225	NATIONAL GRID THREE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
226	NATIONAL GRID TRANSMISSION SERVICES CORPORATION	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
227	NATIONAL GRID TWELVE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
228	NATIONAL GRID TWENTY LIMITED	1-3 STRAND, LONDON, WC2N 5EH
229	NATIONAL GRID TWENTY ONE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
230	NATIONAL GRID TWO LIMITED	1-3 STRAND, LONDON, WC2N 5EH
231	NATIONAL GRID UK LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
232	NATIONAL GRID US 6 LLC	CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, NEW CASTLE COUNTY, WILMINGTON DE 19808, UNITED STATES
233	NATIONAL GRID US 7 INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
234	NATIONAL GRID US LLC	CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON DE 19808, UNITED STATES
235	NATIONAL GRID USA	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
236	NATIONAL GRID USA SERVICE COMPANY, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
237	NATIONAL GRID ZAMBIA LIMITED	1-3 STRAND, LONDON, WC2N 5EH
238	NEES ENERGY, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
239	NETMAP LIMITED	1-3 STRAND, LONDON, WC2N 5EH
240	NETWORK MAPPING LIMITED	1-3 STRAND, LONDON, WC2N 5EH
241	NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION	9 LOWELL ROAD, SALEM, NEW HAMPSHIRE, USA
242	NEW ENGLAND ENERGY INCORPORATED	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
243	NEW ENGLAND HYDRO FINANCE COMPANY, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
244	NEW ENGLAND HYDRO-TRANSMISSION CORPORATION	9 LOWELL ROAD, SALEM, NEW HAMPSHIRE, USA
245	NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES

246	NEW ENGLAND POWER COMPANY	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
247	NEW ENGLAND WHOLESALE ELECTRIC COMPANY	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
248	NEWHC, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
249	NEWPORT AMERICA CORPORATION	280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA
250	NG CHICAGO I LLC	C/O CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON, DE 19808
251	NG CHICAGO II, LLC	C/O CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON, DE 19808
252	NG JERSEY LIMITED	WHITELEY CHAMBERS, DON STREET, ST. HELIER, JERSEY, JE4 9WG
253	NG LEASING LIMITED	1-3 STRAND, LONDON, WC2N 5EH
254	NG LUXEMBOURG 3 SARL	2 RUE J HACKIN, L – 1746 LUXEMBOURG, LUXEMBOURG
255	NG LUXEMBOURG 4 SARL	2 RUE J HACKIN, L – 1746 LUXEMBOURG, LUXEMBOURG
256	NG LUXEMBOURG 5 SARL	2 RUE J HACKIN, L – 1746 LUXEMBOURG, LUXEMBOURG
257	NG LUXEMBOURG GENERAL PARTNERSHIP	RL&F SERVICE CORP., ONE RODNEY SQUARE, TENTH FLOOR, TENTH AND KING STREETS, WILMINGTON, NEW CASTLE COUNTY, DELAWARE, 19801
258	NG LUXEMBOURG HOLDINGS LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
259	NG LUXEMBOURG SA	2 RUE J HACKIN, L – 1746 LUXEMBOURG, LUXEMBOURG
260	NG LUXEMBOURG TWO S.A.R.L	46A AVENUE J.-F KENNEDY, LUXEMBOURG, L-1855
261	NG NOMINEES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
262	NG PROCUREMENT HOLDINGS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
263	NG VILLIERS LIMITED PARTNERSHIP	57 HERBERT LANE, DUBLIN 2 IRELAND
264	NGC DO BRASIL PARTICIPACOES LTDA	AV. RIO BRANCO NO. 1, ROOM 1608, RIO DE JANEIRO RJ, BRAZIL
265	NGC EMPLOYEE SHARES TRUSTEE LIMITED	1-3 STRAND, LONDON, WC2N 5EH
266	NGC INDUS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
267	NGC TWO LIMITED	1-3 STRAND, LONDON, WC2N 5EH
268	NGC ZAMBIA LIMITED	1-3 STRAND, LONDON, WC2N 5EH
269	NGET FINANCE (NO 1) PLC	1 – 3 STRAND, LONDON, WC2N 5EH
270	NGG (DELAWARE) LLC	CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, SUITE 400, WILMINGTON DE 19808, UNITED STATES
271	NGG FINANCE (NO 1) LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
272	NGG FINANCE PLC	1-3 STRAND, LONDON, WC2N 5EH
273	NGG LIMITED	1-3 STRAND, LONDON, WC2N 5EH
274	NGG TELECOMS HOLDINGS LIMITED	1-3 STRAND, LONDON, WC2N 5EH
275	NGG TELECOMS LIMITED	1-3 STRAND, LONDON, WC2N 5EH

276	NGM1 (GBR) LIMITED	LINE WALL ROAD, GIBRALTAR
277	NGT FIVE LIMITED	C/O MAPLES AND CALDER, UGLAND HOUSE,, SOUTH GEORGE STREET, GEORGE TOWN, GRAND CAYMAN, P O BOX 309 GT, CAYMAN ISLANDS
278	NGT FOUR LIMITED	C/O M & C CORPORATE SERVICES, PO BOX 309GT, UGLAND HOUSE, SOUTH CHURCH STREET, GRAND CAYMAN, CAYMAN ISLANDS, CAYMAN ISLANDS
279	NGT HOLDING COMPANY (ISLE OF MAN) LIMITED	3RD FLOOR, ST GEORGE’S COURT, UPPER CHURCH STREET, DOUGLAS, IM1 1EE, ISLE OF MAN
280	NGRID INTELLECTUAL PROPERTY LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
281	NGT LUXEMBOURG ONE LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
282	NGT ONE LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
283	NGT TELECOM NO.1 LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
284	NGT TELECOM NO.2 LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
285	NGT THREE	1-3 STRAND, LONDON, WC2N 5EH
286	NGT TWO LIMITED	1-3 STRAND, LONDON, WC2N 5EH
287	NIAGARA MOHAWK ENERGY, INC.	CORPORATION SERVICE COMPANY, 84 STATE STREET, BOSTON MA 02109, UNITED STATES
288	NIAGARA MOHAWK HOLDINGS, INC.	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
289	NIAGARA MOHAWK POWER CORPORATION	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
290	NICODAMA BEHEER V B.V.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
291	NM PROPERTIES, INC.	SECRETARY OF STATE, 41 STATE STREET, ALBANY, NY, 12231-0001, USA
292	NM URANIUM, INC.	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
293	NORTH EAST TRANSMISSION CO., INC.	ONE METROTECH CENTER, BROOKLYN NY11201 USA
294	NORTHEAST GAS MARKETS LLC	100 CUMMINGS CENTER, SUITE 457G, BEVERLEY MA 01915 USA
295	ONSTREAM METERING SERVICES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
296	OPINAC NORTH AMERICA, INC.	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
297	PATIENCE REALTY CORP.	280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA
298	PAULUS, SOKOLOWSKI AND SARTOR, LLC	67 B MOUNTAIN BOULEVARD EXT. WARREN NJ 07059 USA
299	PCC LAND COMPANY, INC.	52 SECOND AVENUE WALTHAM MA 02451 USA
300	PHILADELPHIA COKE CO., INC.	52 SECOND AVENUE WALTHAM MA 02451 USA
301	PORT GREENWICH LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
302	PORT OF ISLANDS NORTH LLC	300 EERIE BLVD.W. SYRACUSE NY13202
303	PRUDENCE CORPORATION	280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA
304	RIVERVIEW, INC	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA

305	SCC UNO S.A.	11TH FLOOR, AVENIDA VITACURA 4380, SANTIAGO, CHILE
306	SENECA UPSHUR PETROLEUM, INC.	ROUTE 33 WEST, P.O. BOX 2048, BUCKHANNON WV 26201
307	SOFRER SA	1 PLACE DE LA BOULE, 92024 NANTERRE, FRANCE
308	SSE TRANSCO LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
309	SST TOWERS COMMUNICATIONS SAS	4 RUE MARIVAUX, 75002 PARIS, FRANCE
310	STARGAS NOMINEES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
311	STEUBEN GAS STORAGE COMPANY	535 BOYLSTON STREET, BOSTON MA 02116 USA
312	SUPERGRID ENERGY TRANSMISSION LIMITED	1-3 STRAND, LONDON, WC2N 5EH
313	SUPERGRID LIMITED	1-3 STRAND, LONDON, WC2N 5EH
314	TELECOM INTERNATIONAL HOLDINGS LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
315	THAMESPORT INTERCHANGE LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
316	THE BROOKLYN UNION GAS COMPANY	ONE METROTECH CENTER, BROOKLYN NY11201 USA
317	THE ELECTRICITY TRANSMISSION COMPANY LIMITED	1-3 STRAND, LONDON, WC2N 5EH
318	THE NARRAGANSETT ELECTRIC COMPANY	280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA
319	THE NATIONAL GRID GROUP QUEST TRUSTEE COMPANY LIMITED	1-3 STRAND, LONDON, WC2N 5EH
320	THE NATIONAL GRID INVESTMENTS COMPANY	1-3 STRAND, LONDON, WC2N 5EH
321	TRANSCO LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
322	TRANSGAS, INC.	52 SECOND AVENUE WALTHAM MA 02451 USA
323	UPPER HUDSON DEVELOPMENT INC	300 ERIE BOULEVARD WEST, SYRACUSE, NEW YORK, USA
324	UTILITY METERING SERVICES LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
325	VALLEY APPLIANCE AND MERCHANDISING COMPANY	280 MELROSE STREET, PROVIDENCE, RHODE ISLAND, 02907, USA
326	VILLIERS FINANCE SA	5 RUE EUGENE RUPPERT, L-2453 LUXEMBOURG, LUXEMBOURG
327	WAYFINDER GROUP, INC.	25 RESEARCH DRIVE, WESTBOROUGH MA 01582, UNITED STATES
328	XOSERVE LIMITED	1 – 3 STRAND, LONDON, WC2N 5EH
329	YANKEE ATOMIC ELECTRIC COMPANY	19 MIDSTATE DRIVE, SUITE 200, AUBURN, MA 01501, UNITED STATES